FORM 8-K/A

                   SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C. 20549


                            CURRENT REPORT

                 PURSUANT TO SECTION 13 OR 15 (d) OF THE

                     SECURITIES EXCHANGE ACT OF 1934


    Date of Report (Date of earliest event reported): AUGUST 1, 1996


             First Savings Bank of Washington Bancorp, Inc.
         (Exact name of registrant as specified in its charter)


     Delaware                         0-26584              91-1691604
State or other jurisdiction          Commission           (I.R.S.Employer
                                     File Number           Identification No.)



10 S. First Avenue, Walla Walla, Washington                99362
(Address of principal executive offices)                  (Zip Code)



   Registrant's telephone number (including area code): (509) 527-3636


                             Not Applicable
_____________________________________________________________________________
      (Former name of former address, if changed since last report)


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (a)  Financial Statements of Business Acquired

The following unaudited condensed consolidated financial statements of Inland Empire Bank and Subsidiaries (IEB), the business acquired by First Savings Bank of Washington Bancorp, Inc. (the Registrant) effective August 1, 1996, are filed with this report:
                                                                        Page
                                                                        ----
  i) Condensed Consolidated Statement of Financial Condition as
     of June 30, 1996                                                     2


 ii) Condensed Consolidated Statements of Income for the Six months
     ended June 30, 1996 and 1995                                         3


iii) Condensed Consolidated Statements of Cash Flows for the Six months
     ended June 30, 1996 and 1995                                         4

     (b)  Pro Forma Financial Information

The following unaudited pro forma condensed consolidated financial statements of the Registrant are filed with this report:
                                                                        Page
                                                                        ----
  i) Pro forma Condensed Statement of Financial Condition as of
     June 30, 1996                                                       6-7

 ii) Pro forma Condensed Consolidated Statement of Income
       For the quarter ended June 30, 1996                                8
       For the year ended March 31, 1996                                  9

The Pro Forma Condensed Statement of Financial Condition of the Registrant as of June 30, 1996 reflects the financial position of the Registrant assuming the acquisition of IEB took place on June 30, 1996 and the resulting $13.233 million of costs in excess of IEB's historical net assets was allocated as follows:
                                                  Amortization
                                                  period using
                              (in thousands)      straight line
                                   Cost              method
                               ------------       -------------
     Buildings                 $       850        25 yrs    (300 months)
     Unallocated (goodwill)         12,383        14 yrs    (168 months)
                               ------------
                               $    13,233
                               ============
The Pro Forma Condensed Consolidated Statements of Income for the quarter ended June 30, 1996 and the year ended March 31, 1996 are based upon the combined operations of the Registrant and IEB for the Quarter ended June 30, 1996 and the year ended March 31, 1996. Such pro forma financial statements also reflect the effects of the Registrant's purchase price of IEB as noted above, assuming the acquisition was effective on April 1, 1995.

The unaudited pro forma condensed consolidated financial statements have been prepared by Registrant based upon assumptions deemed proper by it. The unaudited pro forma condensed consolidated financial statements presented herein are shown for illustrative purposes only and are not necessarily indicative of the future financial position or future results of operations of Registrant, or of the financial position or results of operations of Registrant that would have actually occurred had the transaction been in effect as of the date or for the periods presented.

The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements and related notes of the Registrant that have been previously filed with the Registrant's Form 10K for the year ended March 31, 1996.

     (c)  Exhibits
          None
                                         1
PAGE
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                     INLAND EMPIRE BANK AND SUBSIDIARIES
            CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                         (Unaudited) (in thousands)
                                June 30, 1996

                                   ASSETS
                                                                   1996
                                                                  ------
CASH AND DUE FROM BANKS                                           18,260
SECURITIES AVAILABLE FOR SALE, cost $43,166                       42,721
LOANS RECEIVABLE HELD FOR SALE, fair value $2,896                  2,896
LOANS RECEIVABLE, net of the allowance for losses of $1,412       86,418
ACCRUED INTEREST RECEIVABLE                                        1,957
PROPERTY AND EQUIPMENT, net                                        2,171
DEFERRED INCOME TAX ASSET                                            656
OTHER ASSETS                                                         473
                                                                 -------
                                                               $ 155,552
                                                                 =======

                      LIABILITIES AND STOCKHOLDERS  EQUITY

DEPOSITS:
   Interest bearing                                            $ 104,213
   Non-interest bearing                                           30,069
                                                                 -------
                                                                 134,282

OTHER BORROWINGS                                                     620
ACCRUED EXPENSES AND OTHER LIABILITIES                             1,215
INCOME TAXES PAYABLE                                                  68
                                                                 -------
                                                                 136,185
STOCKHOLDERS   EQUITY:
   Common stock - $2.50 par value, 533,705 shares authorized;
   issued and outstanding                                          1,334
   Surplus and paid in capital                                    11,988
   Retained earnings                                               6,339
   Unrealized (loss) on securities available for sale, net of tax   (294)
                                                                 -------
                                                                  19,367
                                                                 -------
                                                               $ 155,552
                                                                 =======


                                         2

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                     INLAND EMPIRE BANK AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                         (Unaudited) (in thousands)
               For the Six months ended June 30, 1996 and 1995

                                                         1996           1995
                                                        ------         ------
INTEREST INCOME:
  Loans receivable                                     $ 4,391         $4,011
  Securities and deposits                                1,695          1,460
                                                        ------         ------
                                                         6,086          5,471
INTEREST EXPENSE:
  Deposits                                               1,971          1,833
  Other borrowings                                          12              7
                                                        ------         ------
                                                         1,983          1,840
                                                        ------         ------
  Net interest income before
    provision for loan losses                            4,103          3,631

PROVISION FOR LOAN LOSSES                                   18             30
                                                        ------         ------
  Net interest income                                    4,085          3,601

OTHER OPERATING INCOME:
  Loan servicing fees                                       56             50
  Other fees and service charges                           620            539
  Gain on sale of loans                                    395            159
  Miscellaneous                                             18             12
                                                        ------         ------
    Total other operating income                         1,089            760

OTHER OPERATING EXPENSES:
  Salary and employee benefits                           1,846          1,777
  Occupancy                                                214            202
  Advertising                                               47             42
  Deposit insurance                                          2            142
  Miscellaneous                                            984            622
                                                        ------         ------
    Total other operating expenses                       3,093          2,785
                                                        ------         ------
    Income before income taxes                           2,081          1,577

INCOME TAXES                                               727            422
                                                        ------         ------
NET INCOME                                             $ 1,354        $ 1,154
                                                        ======         ======



                                         3
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                     INLAND EMPIRE BANK AND SUBSIDIARIES
                CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                         (Unaudited) (in thousands)
                For the Six months ended June 30, 1996 and 1995

                                                           1996         1995
                                                          ------       ------
OPERATING ACTIVITIES
  Net income                                             $ 1,354       $1,154
  Adjustments to reconcile net income to net cash
    provided by operating activities:
      Depreciation                                           127          103
      Loss (gain) on sale of property and equipment           (6)         (11)
      Net amortization of premiums and discounts on
        investments                                          (29)         164
      Provision for loan and real estate owned losses         18           30
      Cash provided (used) in operating assets and
       liabilities:
        Loans held for sale                                  (12)         (39)
        Accrued interest receivable                         (463)         (72)
        Other assets                                          17          234
        Accrued expenses and other liabilities               363          177
        Federal income taxes payable                          68          - -
                                                          ------       ------
          Net cash provided by operating activities        1,437        1,740

INVESTING ACTIVITIES:
  Purchase of securities available for sale              (14,964)         - -
  Principal payments and maturities of securities
    available for sale                                    20,815          - -
  Principal payments and maturities of securities
    held to maturity                                         - -       10,231
  Purchase of securities held to maturity                    - -         (302)
  Loans originated, net of principal collected            (6,464)      (6,357)
  Purchase of property & equipment                          (204)        (358)
  Proceeds from disposal of property & equipment               6           11
                                                          ------       ------
    Net cash provided (used) by investing activities        (811)       3,225

FINANCING ACTIVITIES
  Increase (decrease) in deposits                       $ (4,686)    $ (4,051)
  Decrease in other borrowings                               100         (461)
  Cash dividend paid                                         - -         (800)
                                                          ------       ------
    Net cash (used) by financing activities               (4,586)      (5,312)

    NET INCREASE (DECREASE) IN CASH AND DUE FROM BANKS    (3,960)        (347)

CASH AND DUE FROM BANKS, BEGINNING OF PERIOD              22,220       13,765
                                                          ------       ------
CASH AND DUE FROM BANKS, END OF PERIOD                  $ 18,260     $ 13,418
                                                          ======       ======

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
    Interest paid                                       $  1,964     $  1,810
    Taxes paid                                          $    655     $    332

                                         4

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                     INLAND EMPIRE BANK AND SUBSIDIARIES
             NOTE TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                               June  30, 1996


Note 1:    Basis of Presentation

      The unaudited consolidated financial statements included herein reflect all adjustments which are, in the opinion of management, necessary to present a fair statement of the results for the interim periods presented. All such adjustments are of a normal recurring nature. Certain information and note disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. It is suggested that these consolidated audited financial statements be read in conjunction with the consolidated financial statements and notes thereto for the year ended December 31, 1995 and 1994 included in the August 1, 1996 Form 8-K filed August 16, 1996 (File No. 0-26584).




















                                         5

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
          FIRST SAVINGS BANK OF WASHINGTON BANCORP, INC. AND SUBSIDIARIES
          PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF FINANCIAL CONDITION
                            (Unaudited) (in thousands)
                               as of June 30, 1996

                                                                Pro forma Adjustments
                                               (A) FSBWB       (A) IEB
 ASSETS                                         Historical      Historical      Other            Pro forma
                                                ----------      ----------     -------           ---------
CASH AND DUE FROM BANKS                         $    8,406      $   18,260    $ (3,701)  (1)     $  22,965
SECURITIES AVAILABLE FOR SALE,
  cost FSBWB-$283,510, IEB-$43,166 and
  Pro forma-$294,108                               283,603          42,721     (32,568)  (3)       293,756
SECURITIES HELD TO MATURITY,
  fair value FSBWB-$1,966, IEB-None and
  Pro forma-$1,966                                   1,966             - -         - -               1,966
                                                ----------      ----------     -------           ---------
                                                   285,569          42,721     (32,568)            295,722

LOANS RECEIVABLE HELD FOR SALE,
  fair value FSBWB-$1,196, IEB-$2,896 and
  Pro forma-$4,092                                   1,196           2,896         - -               4,092
LOANS RECEIVABLE, net of the allowance
  for losses of FSBWB-$4,434, IEB-$1,412 and
  Pro forma-$5,846                                 443,110          86,418         - -             529,528
                                                ----------      ----------     -------           ---------
                                                   444,306          89,314         - -             533,620

ACCRUED INTEREST RECEIVABLE                          4,557           1,957         - -               6,514
REAL ESTATE HELD FOR SALE, net                         798             - -         - -                 798
FEDERAL HOME LOAN BANK STOCK                        10,368             - -         - -              10,368
PROPERTY AND EQUIPMENT, net                          6,489           2,171         850  (2)          9,510
DEFERRED INCOME TAX ASSET                              240             656         - -                 896
COSTS IN EXCESS OF NET ASSETS ACQUIRED                 - -             - -      12,383  (2)         12,383
OTHER ASSETS                                         3,952             473         - -               4,425
                                                ----------      ----------    --------           ---------
                                                 $ 764,685       $ 155,552   $ (23,036)          $ 897,201
Legend to other Pro Forma Adjustments:          ==========      ==========    ========           =========
(A) - Historical GAAP basis financial statements
(1) - Eliminate intercompany deposits
(2) - Record excess of cost over historical net book value paid for IEB stock as allocated to premises, related deferred taxes and goodwill
(3) - Consolidation and elimination entries reflecting securities liquidated to purchase IEB stock
                                        (Continued on next page)

                                                 6

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
          FIRST SAVINGS BANK OF WASHINGTON BANCORP, INC. AND SUBSIDIARIES
          PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF FINANCIAL CONDITION
                            (Unaudited) (in thousands)
                               as of June 30, 1996
                            (Continued from prior page)

                                                                Pro forma Adjustments
                                               (A) FSBWB       (A) IEB
 LIABILITIES AND STOCKHOLDERS' EQUITY           Historical      Historical      Other            Pro forma
                                                ----------      ----------     -------           ---------
DEPOSITS:
  Interest bearing                              $  370,673      $  104,213    $    - -           $ 474,886
  Non-interest bearing                               4,670          30,069      (3,701) (1)         31,038
                                                ----------      ----------     -------           ---------
                                                   375,343         134,282      (3,701)            505,924

ADVANCES FROM FEDERAL HOME LOAN BANK               210,507             - -         - -             210,507
OTHER BORROWINGS                                    18,644             620         - -              19,264
                                                ----------      ----------     -------           ---------
                                                   229,151             620         - -             229,771
ADVANCES BY BORROWERS FOR TAXES AND
  INSURANCE - non interest bearing                   1,604             - -         - -               1,604
ACCRUED EXPENSES AND OTHER LIABILITIES               9,051           1,215         - -              10,266
FEDERAL INCOME TAXES PAYABLE                           696              68         326               1,090
                                                ----------      ----------     -------           ---------
                                                   615,845         136,185      (3,375)            748,655

STOCKHOLDERS' EQUITY:
  Common stock                                         109           1,334      (1,334) (3)            109
  Additional paid-in capital/ surplus              107,411          11,988     (11,988) (2) (3)    107,411
  Retained earnings                                 57,254           6,339      (6,339) (3)         57,254
  Unrealized gain (loss) on securities available
    for sale                                            61            (294)        - -                (233)
  Treasury stock                                    (6,430)            - -         - -              (6,430)
  Unearned ESOP shares                              (8,242)            - -         - -              (8,242)
  Shares held in trust for deferred compensation
    plans                                           (1,323)            - -         - -              (1,323)
                                                ----------      ----------     -------           ---------
                                                   148,840          19,367     (19,661)            148,546
                                                ----------      ----------     -------           ---------
                                                $  764,685      $  155,552    $(23,036)          $ 897,201
                                                ==========      ==========     =======           =========



                                          7

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     FIRST SAVINGS BANK OF WASHINGTON BANCORP, INC. AND SUBSIDIARIES
          PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME
           (Unaudited) (in thousands except per share amounts)
                  for the Quarter ended June 30, 1996

                                         Pro forma Adjustments
                             (A) FSBWB     (A) IEB
                              Historical    Historical    Other    Pro forma
                              ----------    ----------   -------   ---------
INTEREST INCOME:
  Loans receivable            $    8,932    $    2,246   $   - -   $  11,178
  Mortgage-backed obligations      3,112           - -       - -       3,112
  Investment securities and
    deposits                       1,741           806       - -       2,547
                              ----------    ----------   -------   ---------
                                  13,785         3,052       - -      16,837
INTEREST EXPENSE:
  Deposit                          4,627           984       - -       5,611
  Federal Home Loan Bank advances  2,643           - -       - -       2,643
  Other borrowings                   296             5       - -         301
                              ----------    ----------   -------   ---------
                                   7,566           989       - -       8,555
  Net interest income before  ----------    ----------   -------   ---------
    provision for loan losses      6,219         2,063       - -       8,282

PROVISION FOR LOAN LOSSES            513             9       - -         522
                              ----------    ----------   -------   ---------
       Net interest income         5,706         2,054       - -       7,760

OTHER OPERATING INCOME:
  Loan servicing fees                178            30       - -         208
  Other fees and service charges     164           331       - -         495
  Gain on sale of loans               87           191       - -         278
  Gain on sale of securities           4           - -       - -           4
  Miscellaneous                       22            17       - -          39
                              ----------    ----------   -------   ---------
    Total other operating income     455           569       - -       1,024

OTHER OPERATING EXPENSES:
  Salary and employee benefits     1,385           936       - -       2,321
  Occupancy                          277            96         8 (1)     381
  Outside computer services          198           - -       - -         198
  Real estate operations              17           - -       - -          17
  Advertising                         50            23       - -          73
  Deposit insurance                  214             1       - -         215
  Miscellaneous                      743           581       221 (1)   1,545
                              ----------    ----------   -------   ---------
Total other operating expenses     2,884         1,637       229       4,750
                              ----------    ----------   -------   ---------
Income before federal income taxes 3,277           986      (229)      4,034
INCOME TAXES                         884           343       - -       1,227
                              ----------    ----------   -------   ---------
NET INCOME                    $    2,393    $      643   $  (229)  $   2,807
                              ==========    ==========   =======   =========
  Earnings per share          $    0.243                           $   0.285
  Average shares outstanding   9,834,850                           9,834,850

(A) - Historical GAAP basis financial statements
(1) - Record amortization of cost over historical net book value (goodwill) and depreciation related to additional cost of premises for the period April 1,1996 to June 30, 1996 - 1 Quarter (three months)



                                         8
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       FIRST SAVINGS BANK OF WASHINGTON BANCORP, INC. AND SUBSIDIARIES
                PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
           (Unaudited) (in thousands except per share amounts)
                   for the Year ended March 31, 1996

                                         Pro forma Adjustments
                             (A) FSBWB     (A) IEB
                              Historical    Historical    Other    Pro forma
                              ----------    ----------   -------   ---------
INTEREST INCOME:
  Loans receivable            $   27,469    $    8,713   $   - -   $  36,182
  Mortgage-backed obligations      7,170           - -       - -       7,170
  Investment securities and
    deposits                       6,770         3,185       - -       9,955
                              ----------    ----------   -------   ---------
                                  41,409        11,898       - -      53,307
INTEREST EXPENSE:
  Deposits                        18,976         3,880       - -      22,856
  Federal Home Loan Bank advances  3,842           - -       - -       3,842
  Other borrowings                   469            23       - -         492
                              ----------    ----------   -------   ---------
                                  23,287         3,903       - -      27,190
  Net interest income before  ----------    ----------   -------   ---------
    provision for loan losses     18,122         7,995       - -      26,117

PROVISION FOR LOAN LOSSES            524            54       - -         578
                              ----------    ----------   -------   ---------
   Net interest income            17,598         7,941       - -      25,539

OTHER OPERATING INCOME:
  Loan servicing fees                799           110       - -         909
  Other fees and service charges     458         1,150       - -       1,608
  Gain on sale of loans              607           659       - -       1,266
  Gain (loss) on sale of securities (220)          - -       - -        (220)
  Miscellaneous                       24             6       - -          30
                              ----------    ----------   -------   ---------
  Total other operating income     1,668         1,925       - -       3,593

OTHER OPERATING EXPENSES:
  Salary and employee benefits     5,028         3,768       - -       8,796
  Occupancy                          998           439        34 (1)   1,471
  Outside computer services          717           - -       - -         717
  Real estate operations              (8)          - -       - -         (87)
  Advertising                        346           125       - -         471
  Deposit insurance                  843            75       - -         918
  Miscellaneous                    2,538         1,498       885 (1)   4,921
                              ----------    ----------   -------   ---------
  Total other operating expenses  10,383         5,905       919      17,207

  Income before income taxes       8,883         3,961      (919)     12,925
INCOME TAXES                       2,631         1,303       - -       3,934
                              ----------    ----------   -------   ---------
   NET INCOME                 $    6,252    $    2,658   $  (919)  $   7,991
                              ==========    ==========   =======   =========
   Earnings per share         $      N/A                           $     N/A
                                  See note                           See note
   Average shares outstanding        N/A                                 N/A

(A) -  Historical GAAP basis financial statements
(1) - Record amortization of cost over historical net book value (goodwill) and depreciation related to additional cost of premises for the period April 1, 1995 to March 31, 1996 - 1 year (twelve months)
Note - The Registrant converted from mutual to stock ownership on 10/31/95 therefore earnings per share data is NOT meaningful for periods prior to 12/31/95 inclusive.



                                         9

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SIGNATURES

Pursuant to the requirements of the Securities exchange act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                           FIRST SAVINGS BANK OF WASHINGTON
                                           BANCORP, INC.




DATE: October 15, 1996                     By: /s/ D. Allan Roth
                                              --------------------
                                                   D. Allan Roth
                                                   Secretary and
                                                    Treasurer










                                         10

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